UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

     ______________________________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 25, 2004

     ______________________________________________________________________


                               CELADON GROUP, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                     000-23192                13-3361050
(State or other jurisdiction         (Commission             (IRS Employer
   of incorporation)                 File Number)           Identification No.)


   One Celadon Drive, Indianapolis, IN                46235
   (Address of principal executive offices)        (Zip Code)


                                 (317) 972-7000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

          On Monday, October 25, 2004, Celadon Group, Inc., a Delaware corporation (the "Company"), issued a press release announcing its financial and operating results for the first quarter of 2005 ended September 30, 2004. A copy of the press release is attached to this report as Exhibit 99.1.

          The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

          The information in this report and the exhibit hereto may contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual events or results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

Item 9.01. Financial Statements and Exhibits.

(c)        Exhibit.
             99.1 Celadon Group, Inc. press release announcing financial and operating results for the first quarter of 2005 ended September 30, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CELADON GROUP, INC.


Date: October 25, 2004            By:   /s/ Stephen Russell
                                     ----------------------------------
                                      Stephen Russell
                                      Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

              EXHIBIT
              NUMBER     EXHIBIT DESCRIPTION
              ------     -------------------------------------------------------
               99.1      Celadon Group, Inc. press release announcing  financial
                         and  operating  results  for the first  quarter of 2005
                         ended September 30, 2004